UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2013

Astika Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation or Organization)	0-54855 (Commission File Number)	27-4601693 (I.R.S Employer Identification Number)

7000 W. Palmetto Park Road, Suite 409
Boca Raton, Florida  33433
 (Address of Principal Executive Offices including Zip Code)

(509) 562-3211
(Registrant’s Telephone Number, including Area Code)
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 2, 2013, Astika Holdings, Inc. (the “Company”, “us” or “we”), certain stockholders of the Company (the “Stockholders”) and IQ Acquisition (NY) Ltd., a New Zealand corporation, entered into and consummated transactions pursuant to a Stock Purchase Agreement (the “Stock Purchase Agreement,” such transaction referred to as the “Stock Purchase Transaction”), whereby the Stockholders assigned and transferred to IQ an aggregate of 8,160,000 shares of the Company’s common stock, par value $.001 (the “Common Stock”) for a total purchase price of USD $350,000.00.  As a result, after giving effect to the foregoing, there were a total of 11,077,750 shares of Common Stock issued and outstanding, of which approximately 74% are held by IQ Acquisition (NY) Ltd. on a fully-diluted basis. As a result of the Stock Purchase Transaction, IQ Acquisition (NY) Ltd. became the majority stockholder of the Company.

The Stock Purchase Agreement contains representations and warranties by us, the Stockholders and IQ Acquisition (NY) Ltd. which are customary for transactions of this type such as, with respect to the Company:  organization; good standing and qualification to do business; capitalization; authorization and enforceability of the transaction and transaction documents; title to Astika Holdings, Inc. common stock being assigned and transferred to IQ Acquisition (NY) Ltd.; and compliance with laws, and with respect to IQ Acquisition (NY) Ltd.:  organization; good standing and qualification to do business; capitalization; authorization and enforceability of the transaction and transaction documents; compliance with laws; and investment representations.

The foregoing description of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the provisions of the Stock Purchase Agreement which is included as Exhibit 10.1 of this Current Report and is incorporated by reference herein.

ITEM 5.01    CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 1.01 of this Current Report, which disclosure is incorporated herein by reference.

As a result of the closing of the Stock Purchase Transaction with IQ Acquisition (NY) Ltd., IQ Acquisition (NY) Ltd. now owns approximately 74% of the total outstanding shares of our Common Stock on a fully-diluted basis after giving effect to the Stock Purchase Transaction.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with the closing of the Stock Purchase Agreement on December 2, 2013, Stephen J. Ratelle, our director, and Jack M. Alvo, our director and Secretary, resigned from their positions as directors and/or officers of the Company. Their resignations as directors and/or officers of the Company were effective immediately upon the closing of the Stock Purchase Transaction.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

10.1	Stock Purchase Agreement by and among the Company, the Stockholders and IQ Acquisition (NY) Ltd., dated November 15, 2013

99.1	Letter of Resignation – Stephen J. Ratelle, dated December 2, 2013

99.2	Letter of Resignation – Jack M. Alvo, dated December 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTIKA HOLDINGS, INC.
(Registrant)

Date: December 5, 2013

	By:	/s/ Eugene B. Settler
Eugene B. Settler Chief Executive Officer, President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Stock Purchase Agreement by and among the Company, the Stockholders and IQ Acquisition (NY) Ltd., dated November 15, 2013

99.1	Letter of Resignation – Stephen J. Ratelle, dated December 2, 2013

99.2	Letter of Resignation – Jack M. Alvo, dated December 2, 2013